UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 10, 2023
(Date of earliest event reported)

BBCMS Mortgage Trust 2023-C20
(Central Index Key Number 0001981769)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association
(Central Index Key Number 0001102113)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC
(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC
(Central Index Key Number 0001968416)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC
(Central Index Key Number 0001592182)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-08	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 11, 2023 (the “Closing Date”), Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance of the BBCMS Mortgage Trust 2023-C20, Commercial Mortgage Pass-Through Certificates, Series 2023-C20 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of July 1, 2023 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2023-C20 (the “Issuing Entity”), a common law trust formed on July 11, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”).

The Mortgage Loan secured by the mortgaged property identified as “One & Two Commerce Square” on Exhibit B to the Pooling and Servicing Agreement (the “One & Two Commerce Square Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “One & Two Commerce Square Whole Loan”) that also includes ten (10) additional pari passu promissory notes which are not assets of the Issuing Entity. Prior to August 10, 2023, the One & Two Commerce Square Whole Loan was being serviced and administered pursuant to the Pooling and Servicing Agreement.

As of August 10, 2023, the One & Two Commerce Square Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2023 (the “BANK 2023-BNK46 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The servicing terms of the BANK 2023-BNK46 Pooling and Servicing Agreement applicable to the servicing of the One & Two Commerce Square Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on July 11, 2023; provided that (i) the special servicing fee payable to the special servicer under the BANK 2023-BNK46 Pooling and Servicing Agreement is subject to a monthly floor of $5,000, (ii) the aggregate liquidation fee payable pursuant to the BANK 2023-BNK46 Pooling and Servicing Agreement with respect to any specially serviced loan or REO property is not subject to a cap and (iii) the aggregate workout fee payable pursuant to the BANK 2023-BNK46 Pooling and Servicing Agreement with respect to any particular workout of a mortgage loan that is a specially serviced loan is not subject to a cap. The BANK 2023-BNK46 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2023	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer

Exhibit 4.1